UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2023

Safehold Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-38122	30-0971238
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1114 Avenue of the Americas
39th Floor
New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SAFE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 9, 2023, Safehold Inc., a Maryland corporation (“SAFE”), held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in the definitive joint proxy statement/prospectus, dated January 30, 2023, which was first mailed to SAFE stockholders on or about February 6, 2023.

As of the close of business on January 27, 2023, the record date for the Special Meeting, there were 62,397,416 shares of common stock, par value $0.01 per share, of SAFE (the “SAFE Common Stock”) outstanding and entitled to vote at the Special Meeting. Stockholders entitled to cast 94.98% of all the votes entitled to be cast at the Special Meeting were present in person or represented by proxy at the Special Meeting. A summary of the voting results for the following proposals, each of which is described in detail in the definitive joint proxy statement/prospectus, is set forth below:

1.	Proposal to approve the merger of SAFE with and into iStar Inc., a Maryland corporation (“STAR”), with STAR continuing as the surviving corporation and operating under the name “Safehold Inc.,” as contemplated by the merger agreement entered into by and between STAR and SAFE on August 10, 2022 (the “SAFE Merger Proposal”). The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
59,186,305	35,750	41,249	—

2.	Proposal to approve certain changes to SAFE’s Caret program (the “SAFE Caret Amendment Proposal”). The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
59,091,245	161,511	10,548	—

3.	Proposal to approve the adjournment of the Special Meeting from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting, or any adjournment or postponement thereof, to approve each of the SAFE Merger Proposal and the SAFE Caret Amendment Proposal. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
55,791,902	3,426,879	44,523	—

Adjournment of the Special Meeting was not necessary because there were sufficient votes at the time of the Special Meeting to adopt the SAFE Merger Proposal and the SAFE Caret Amendment Proposal. No other business properly came before the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2023

Safehold Inc.

By:	/s/ Brett Asnas
Name:	Brett Asnas
Title:	Chief Financial Officer